UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

RADNOSTIX INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

On July 16, 2026, Radnostix Inc (the “Company”) held the 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon recommendation of the Company’s board of directors, approved the Radnostix Inc. 2026 Incentive Plan  (the “2026 Incentive Plan”) to replace the Company’s expired 2015 equity incentive plan. The 2026 Incentive Plan provides for the issuance of up to 12,000,000 shares of the Company’s common stock for the purpose of attracting, retaining and motivating employees, officers, directors, and other service providers of the Company and its affiliated companies. The material terms of 2026 Incentive Plan are set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 4, 2026 (the “Proxy Statement”).

The Company’s officers and directors are among the persons eligible to receive awards under the 2026 Incentive Plan in accordance with the terms and conditions thereunder. The foregoing description of the 2026 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Incentive Plan, which is included as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 4, 2026 and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 16, 2026, the Company held its Annual Meeting at the Company’s headquarters in Idaho Falls, Idaho. At the Annual Meeting, there were 309,307,669 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 58.46% of the outstanding shares of common stock, which represented a quorum. The Company’s shareholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1:	Election of five directors to serve for a term of one year and until their successors are elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Robert Atcher	235,894,311	157,335	73,256,023
Shahe Bagerdjian	235,891,399	160,247	73,256,023
Duke Fu	235,520,601	531,045	73,256,023
Christopher Grosso	235,685,811	365,835	73,256,023
Steve Laflin	235,688,182	363,464	73,256,023

Proposal 2:	Ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
308,264,375	353,856	689,438	—

Proposal 3:	The Radnostix 2026 Incentive Plan was approved based on the following votes.

For	Against	Abstain	Broker Non-Votes
232,417,556	3,194,021	440,069	73,256,023

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
10.1	Radnostix Inc. 2026 Equity Incentive Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed on June 4, 2026).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOSTIX INC..

Date: July 21, 2026	By:	/s/ Shahe Bagerdjian
Shahe Bagerdjian President and Chief Executive Officer